Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J’Amy Owens, Chief Executive Officer and Director of Bill the Butcher, Inc. (“Bill the Butcher”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bill the Butcher on Form 10-Q for the fiscal quarter ended February 28, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Bill the Butcher.

Date: April 19, 2011

By:	/s/ J’Amy Owens
	Name:	J’Amy Owens
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bill the Butcher and will be retained by Bill the Butcher and furnished to the Securities Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Bill the Butcher for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.